                                    [FORM OF]

                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (the "Agreement") is effective as of
_____________ ___, 2004, by and among TriMas Corporation, a Delaware corporation
(the "Company"), and __________________________ (the "Indemnitee").

         WHEREAS, the Indemnitee is serving the Company in a "Corporate Status,"
as defined herein;

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify persons serving it in a Corporate
Status to the fullest extent permitted by applicable law so that they will serve or continue to serve in such status free from undue concern that they will not be so indemnified;

         WHEREAS, the Indemnitee is willing to serve and continue to serve the
Company in a Corporate Status on the condition that he be so indemnified; and

         WHEREAS, to the extent permitted by law, this Agreement is a supplement to and in furtherance of the provisions of the Amended and Restated Certificate of Incorporation of the Company (the "Certificate") and the provisions of the
Bylaws of the Company (the "Bylaws") or resolutions adopted pursuant thereto, and shall not be deemed a substitute therefore, nor to diminish or abrogate any rights of the Indemnitee thereunder.

         NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows:

         Section 1. Services by the Indemnitee. The Indemnitee agrees to continue to serve the Company in a Corporate Status. Notwithstanding the foregoing, the Indemnitee may at any time and for any reason resign from any such position.

         Section 2. Indemnification - General. The Company shall indemnify, and advance Expenses (as hereinafter defined) to, the Indemnitee as provided in this
Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of the Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

         Section 3. Proceeding Other Than Proceedings by or in the Right of the
Company. The Indemnitee shall be entitled to the rights of indemnification provided in this Section 3 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to or participant in any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this Section 3, the
Company shall indemnify the Indemnitee

against Expenses, judgments, penalties, fines and amounts paid in settlement (as and to the fullest extent permitted hereunder) actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, if he also had no reasonable cause to believe his conduct was unlawful.

         Section 4. Proceedings by or in the Right of the Company. The
Indemnitee shall be entitled to the rights of indemnification provided in this
Section 4 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any threatened, pending or completed
Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, the Company shall indemnify the
Indemnitee against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company. Notwithstanding the foregoing, no indemnification against such
Expenses shall be made in respect of any claim, issue or matter in such
Proceeding as to which the law prohibits such indemnification, provided, however, that if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Company in such event if and to the extent that the court in which such Proceeding shall have been brought or is pending, shall so determine.

         Section 5. Indemnification for Expenses of a Party Who is Wholly or
Partly Successful.

                  (a) To the extent that the Indemnitee is, by reason of his
Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If the Indemnitee is not wholly successful in defense of any
Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each such claim, issue or matter as to which the Indemnitee is successful, on the merits or otherwise. For purposes of this Section 5(a), the term "successful, on the merits or otherwise," shall include, but shall not be limited to, (i) the termination of any claim, issue or matter in a Proceeding by withdrawal or dismissal, with or without prejudice,
(ii) termination of any claim, issue or matter in a Proceeding by any other means without any express finding of liability or guilt against the Indemnitee, with or without prejudice, (iii) the expiration of 120 days after the making of a claim or threat of a Proceeding without the institution of the same and without any promise or payment made to induce a settlement or (iv) the settlement of any claim, issue or matter in a Proceeding pursuant to which the
Indemnitee pays less than $200,000. The provisions of this Section 5(a) are subject to Section 5(b) below.

                  (b) In no event shall the Indemnitee be entitled to
indemnification under Section 5(a) above with respect to a claim, issue or matter to the extent (i) applicable law prohibits such indemnification, or (ii)
an admission is made by the Indemnitee in writing to the Company or in such
Proceeding or a final, non-appealable determination is made in such Proceeding that the standard of conduct required for indemnification under this Agreement has not been met with respect to such claim, issue or matter.

         Section 6. Indemnification for Expenses as a Witness. Notwithstanding
any provisions herein to the contrary, to the extent that the Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding, the Company shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by or on behalf of the Indemnitee in connection therewith.

         Section 7. Advancement of Expenses. The Company shall advance all reasonable expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding within 10 days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after the final disposition of such
Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by or on behalf of the Indemnitee. The Indemnitee hereby expressly undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined by a final, non-appealable adjudication or arbitration decision that the Indemnitee is not entitled to be indemnified against such Expenses. All amounts advanced to the Indemnitee by the Company pursuant to this Section 7 shall be without interest. The Company shall make all advances pursuant to this Section 7 without regard to the financial ability of the Indemnitee to make repayment, without bond or other security and without regard to the prospect of whether the Indemnitee may ultimately be found to be entitled to indemnification under the provisions of this Agreement. Any required reimbursement of Expenses by the Indemnitee shall be made by the Indemnitee to the Company with 10 days following the entry of the final, non-appealable adjudication or arbitration decision pursuant to which it is determined that the
Indemnitee is not entitled to be indemnified against such Expenses.

         Section 8. Procedure for Determination of Entitlement to
Indemnification.

                  (a) To obtain indemnification under this Agreement, the
Indemnitee shall submit to the Company a written request therefore, along with such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Chairman of the
Board or the Audit Committee in writing that the Indemnitee has requested indemnification.

                  (b) Upon written request by the Indemnitee for indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to the Indemnitee's entitlement thereto shall be made in the specific case: (i) by the Board by a majority vote of a quorum consisting of Disinterested Directors (as

hereinafter defined); or (ii) if a quorum of the Board consisting of
Disinterested Directors is not obtainable or, even if obtainable, such quorum of
Disinterested Directors so direct, by Independent Counsel (as hereinafter defined), as selected pursuant to Section 8(d), in a written opinion to the
Board (which opinion may be a "more likely than not" opinion), a copy of which shall be delivered to the Indemnitee. If it is so determined that the Indemnitee is entitled to indemnification, the Company shall make payment to the Indemnitee within 10 days after such determination. The Indemnitee shall cooperate with the
Person or Persons making such determination with respect to the Indemnitee's entitlement to indemnification, including providing to such Person or Persons upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination.
Subject to the provisions of Section 10 hereof, any costs or expenses (including reasonable attorneys' fees and disbursements) incurred by the Indemnitee in so cooperating with the Person or Persons making such determination shall be borne by the Company, and the Company hereby agrees to indemnify and hold the
Indemnitee harmless therefrom.

                  (c) Notwithstanding the foregoing, if a Change of Control has occurred, the Indemnitee may require a determination with respect to the
Indemnitee's entitlement to indemnification to be made by Independent Counsel, as selected pursuant to Section 8(d), in a written opinion to the Board, or the
Audit Committee thereof (which opinion may be a "more likely than not" opinion), a copy of which shall be delivered to the Indemnitee.

                  (d) In the event the determination of entitlement to
indemnification is to be made by Independent Counsel pursuant to Section 8(b) or
(c) hereof, the Independent Counsel shall be selected as provided in this
Section 8(d). If a Change of Control shall not have occurred, the Independent
Counsel shall be selected by the Board (including a vote of a majority of the
Disinterested Directors if obtainable), and the Company shall give written notice to the Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by the Indemnitee unless the Indemnitee shall request that such selection be made by the Board, in which event the preceding sentence shall apply), and approved by the Company (which approval shall not be unreasonably withheld). If (i) an Independent Counsel is to make the determination of entitlement pursuant to Section 8(b) or (c) and (ii) within 20 days after submission by the Indemnitee of a written request for indemnification pursuant to Section 8(a) hereof, no Independent Counsel shall have been selected, either the Company of the Indemnitee may petition the appropriate court of the State
(as hereafter defined) or other court of competent jurisdiction for the appointment as Independent Counsel of a Person selected by such court or by such other Person as such court shall designate. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent
Counsel in connection with acting pursuant to Section 8(b) or (c) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 8(d), regardless of the commencement of any judicial proceeding or arbitration pursuant to Section 10(a)(iv) of this Agreement,
Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         Section 9. Presumptions and Effect of Certain Proceedings; Construction
of Certain Phrases.

                  (a) In making a determination with respect to whether the
Indemnitee is entitled to indemnification hereunder, the Reviewing Party making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement if the Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

                  (b) Subject to the terms of Section 16 below, the termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the
Company or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful.

                  (c) For purposes of any determination of the Indemnitee's
entitlement to indemnification under this Agreement or otherwise, the Indemnitee shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to a criminal Proceeding, to have also had no reasonable cause to believe his conduct was unlawful, if the Indemnitee's action is based on the records or books of account of the Company or another enterprise, including financial statements, or on information supplied to the Indemnitee by the officers of the Company or another enterprise in the course of their duties or on the advice of legal or financial counsel for the Company or the Board (or any committee thereof) or for another enterprise of its board of directors (or any committee thereof), or on information or records given or reports made by an independent certified public accountant or by an appraiser or other expert selected by the Company or the Board (or any committee thereof) or by another enterprise or its board of directors (or any committee thereof). For purposes of this Section 9(c), the term "another enterprise" means any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which the Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent. The provisions of this Section 9(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement. In addition, the knowledge and/or actions, or failure to act, of any other director, trustee, partner, managing member, fiduciary, officer, agent or employee of the Company shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 9(c) are satisfied, it

shall in any event be presumed that the Indemnitee has acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to a criminal Proceeding, that he also had no reasonable cause to believe his conduct was unlawful. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

                  (d) For purposes of this Agreement, reference to "fines" shall include any excise taxes assessed on the Indemnitee with respect to an employee benefit plan; references to "serving at the request of the Company" shall include, but shall not be limited to, any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or its beneficiaries; and if the Indemnitee has acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as used in this
Agreement. The provisions of this Section 9(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

         Section 10. Remedies of the Indemnitee.

                  (a) In the event that (i) a determination is made pursuant to
Section 8 of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7 of this Agreement, (iii) the determination of entitlement to indemnification is to be made by the Board pursuant to Section
8(b) of this Agreement and such determination shall not have been made and delivered to the Indemnitee in writing within twenty (20) days after receipt by the Company of the request for indemnification, (iv) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
Section 8(b) or (c) of this Agreement and such determination shall not have been made in a written opinion to the Board and a copy delivered to the Indemnitee within forty-five (45) days after receipt by the Company of the request for indemnification, (v) payment of indemnification is not made pursuant to Section
6 of this Agreement within 10 days after receipt by the Company of a written request therefore or (vi) payment of indemnification is not made within 10 days after a determination has been made that the Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to
Section 8 or 9 of this Agreement, the Indemnitee shall be entitled to an adjudication in an appropriate court of the State of his entitlement to such indemnification or advancement of Expenses. Alternatively, the Indemnitee, at his sole option, may seek and award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The
Indemnitee shall commence such Proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which the Indemnitee first has the right to commence such Proceeding pursuant to this Section 10(a); provided, however, that the foregoing clause shall not apply in respect of a

Proceeding brought by the Indemnitee to enforce his rights under Section 5 of this Agreement.

                  (b) In the event that a determination is made pursuant to
Section 8 of this Agreement that the Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial or a de novo arbitration (as applicable) on the merits, and the Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 10, the Company shall have the burden of proving that the Indemnitee is not entitled to indemnification, and the Company shall be precluded from referring to or offering into evidence a determination made pursuant to Section 8 of this Agreement that is adverse to the Indemnitee's right to indemnification. If the Indemnitee commences a judicial proceeding or arbitration pursuant to this Section 10, the Indemnitee shall not be required to reimburse the Company for any advances pursuant to
Section 7 until a final determination is made with respect to the Indemnitee's entitlement to indemnification (as to which rights of appeal have been exhausted or lapsed).

                  (c) If a determination is made or deemed to have been made pursuant to Section 8 or 9 of this Agreement that he Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent
(i) a misstatement by the Indemnitee of a material fact, or an admission by the
Indemnitee of a material fact necessary to make the Indemnitee's statement not materially misleading, in connection with the request for indemnification, or
(ii) a prohibition of such indemnification under applicable law.

                  (d) The Company shall be precluded from asserting in any
judicial proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all of the provisions of this Agreement.

                  (e) In the event that the Indemnitee, pursuant to this Section
10, seeks a judicial adjudication or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, the
Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, unless the court or arbitrator determines that each of the Indemnitee's claims in such Proceeding were made in bad faith or were frivolous. In the event that a Proceeding is commenced by or in the right of the Company against the Indemnitee to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such Proceeding
(including with respect to any counter-claims or cross-claims made by the
Indemnitee against the Company in such Proceeding), unless the court or arbitrator determines that each of the

Indemnitee's material defenses in such Proceeding were made in bad faith or were frivolous.

                  (f) Any judicial adjudication or arbitration determined under this Section 10 shall be final and binding on the parties.

         Section 11. Defense of Certain Proceedings. In the event the Company shall be obligated under this Agreement to pay the Expenses of any Proceeding against the Indemnitee in which the Company is a co-defendant with the
Indemnitee, the Company shall be entitled to assume the defense of such
Proceeding, with counsel approved by the Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the
Indemnitee shall nevertheless be entitled to employ or continue to employ his own counsel in such Proceeding. Employment of such counsel by the Indemnitee shall be at the cost and expense of the Company unless and until the Company shall have demonstrated to the reasonable satisfaction of the Indemnitee and the
Indemnitee's counsel that there is complete identity of issues and defenses and no conflict of interest between the Company and the Indemnitee in such
Proceeding, after which time further employment of such counsel by the
Indemnitee shall be at the cost and expense of the Indemnitee. In all events, if the Company shall not, in fact, have timely employed counsel to assume the defense of such Proceeding, then the fees and Expenses of the Indemnitee's counsel shall be at the cost and expense of the Company.

         Section 12. Exception to Right of Indemnification or Advancement of
Expenses. Notwithstanding any other provision of this Agreement, the Indemnitee shall not be entitled to indemnification or advancement of Expenses under this
Agreement with respect to any Proceeding, or any claim therein, brought or made by the Indemnitee against:

                  (a) the Company, except for (i) any claim or Proceeding in respect of this Agreement and/or the Indemnitee's rights hereunder, (ii) any claim or Proceeding to establish or enforce a right to indemnification under any statute, law or policy of insurance and (iii) any counter-claim or cross-claim brought or made by him against the Company in any Proceeding brought by or in the right of the Company against him; or

                  (b) any other Person, except for Proceedings or claims
approved by the Board.

         Section 13. Contribution.

                  (a) If, with respect to any Proceeding, the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to the Indemnitee for any reason other than that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to a criminal
Proceeding, that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Company shall contribute to the amount of Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on his behalf in connection with such Proceeding or any claim, issue or matter therein in such proportion as is appropriate to reflect the relative benefits received by the Indemnitee and the relative fault of the
Indemnitee versus the other defendants or participants in connection with the action or inaction which resulted in such Expenses, judgments, penalties, fines and amounts paid in settlement, as well as any other relevant equitable considerations.

                  (b) The Company and the Indemnitee agree that it would not be just and equitable if contribution pursuant to this Section 13 were determined by pro rata or per capita allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section
13(a) above.

                  (c) No person found guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act of 1933) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.

         Section 14. Officer and Director Liability Insurance.

                  (a) The Company shall use all commercially reasonable efforts to obtain and maintain in effect during the entire period for which the Company is obligated to indemnify the Indemnitee under this Agreement, one or more policies of insurance with reputable insurance companies to provide the directors and officers of the Company with coverage for losses from wrongful acts and omissions and to ensure the Company's performance of its indemnification obligations under this Agreement. In all such insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee with the same rights and benefits as are accorded to the most favorably insured of the Company's directors and officers. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that the Indmnitee is covered by such insurance maintained by a subsidiary or parent of the Company.

                  (b) To the extent that the Company maintains an insurance
policy or policies providing liability insurance for director or officers of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise which the Indemnitee serves at the request of the Company, the Indemnitee shall be named as an insured under and shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for the most favorably insured director or officer under such policy or policies.

                  (c) In the event that the Company is named insured under any policy or policies of insurance referenced in either Section 14(a) or (b) above, the Company hereby covenants and agrees that it will not settle any claims or
Proceeding that may be covered by such policy or policies of insurance and in which the Indemnitee has or may incur Expenses, judgments, penalties, fines or amounts paid in settlement without the prior written consent of the Indemnitee.

         Section 15. Security. Upon reasonable request by the Indemnitee, the
Company shall provide security to the Indemnitee for the Company's obligations hereunder through an irrevocable bank letter of credit, funded trust or other similar collateral. Any such security, once provided to the Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee, which consent may be granted or withheld at the Indemnitee's sole and absolute discretion.

         Section 16. Settlement of Claims. The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's written consent, which consent shall not be unreasonably withheld.

         Section 17. Duration of Agreement. This Agreement shall be unaffected by the termination of the Corporate Status of the Indemnitee and shall continue for so long as the Indemnitee may have any liability or potential liability by virtue of his Corporate Status, including, without limitation, the final termination of all pending Proceedings in respect of which the Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceeding commenced by the Indemnitee pursuant to Section 10 of this
Agreement relating thereto, whether or not he is acting or serving in such capacity at the time any liability or Expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives.

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Section 18. Remedies of the Company. The Company herby covenants and agrees to submit any and all disputes relating to this Agreement that the parties are unable to resolve between themselves to binding arbitration pursuant to the rules of the American Arbitration Association and waives all rights to judicial adjudication of any matter or dispute relating to this Agreement except where judicial adjudication is requested or required by the Indemnitee.

         Section 19. Covenant Not to Sue, Limitation of Actions and Release of
Claims. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company (or any of its subsidiaries) against the
Indemnitee, his spouse, heirs, executors, personal representatives or administrators after the expiration of two (2) years from the date on which the
Corporate Status of the Indemnitee is terminated (for any reason), and any claim or cause of action of the Company (of any of its subsidiaries) shall be within such two-year period; provided, however, that the foregoing shall not apply to any action or cause of action brought or asserted by the Company pursuant to or in respect of this Agreement and shall not constitute a waiver or release of any of the Company's rights under this Agreement.

         Section 20. Limitation of Liability. Notwithstanding any other provision of this Agreement, neither party shall have any liability to the other for, and neither party shall be entitled to recover from the other, any consequential, special, punitive, multiple or exemplary damages as a result of a breach of this Agreement.

         Section 21. Subrogation. In the event of any payment under this
Agreement, the company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         Section 22. No Multiple Recovery. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         Section 23. Definitions. For purposes of this Agreement:

                  (a) "Affiliate" means with respect to any Person, any other
Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes hereof, "control" (including, with correlative meaning, the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, by contract or otherwise.

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                  (b) "Change of Control" shall mean a change in control of the
Company occurring after the date of this Agreement of a nature that would be required to be reported in response to Item 6(a) of Schedule 14A of Regulation
14A (or in response to any similar item on any similar schedule or form)
promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement. Without limiting the foregoing, such a Change in
Control shall be deemed to have occurred if, after the date of this Agreement,
(i) any "person" (as such term is used in Section 13(d) and 14(d) of the
Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the
Company's then outstanding securities entitled to vote generally in the election of directors without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; (iii) during any period of two (2)
consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board; or (iv) approval by the shareholders of the Company of a liquidation or dissolution of the Company.

                  (c) "Company" means TriMas Corporation, a Delaware
corporation.

                  (d) "Corporate Status" describes the status of an individual who is or was an officer or director of the Company, or is or was serving at the request of the Company as an officer, director, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise.

                  (e) "Disinterested Director" means a director of the Company who is not and was not a party to, or otherwise involved in, the Proceeding for which indemnification is sought by the Indemnitee.

                  (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (g) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a
Proceeding.

                                       12

                  (h) "Independent Counsel" means a law firm or a member of a law firm that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the
Company or the Indemnitee in any matter material to either such party or (ii)
any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any Person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company of the Indemnitee in an action to determine the Indemnitee's rights under this Agreement.

                  (i) "Person" means a natural person, firm, partnership, joint venture, association, corporation, company, limited liability company, trust, business trust, estate or other entity.

                  (j) "Proceeding" includes any action, suit, arbitration,
alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative.

                  (k) "Reviewing Party" shall mean the Person or Persons making the determination pursuant to Section 8(b) or (c).

                  (l) "State" means the State of Delaware.

         Section 24. Non-Exclusivity. The Indemnitee's rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under applicable law, the Certificate, the Bylaws, any agreement, a vote of stockholders, a resolution of director or otherwise.

         Section 25. Remedies Not Exclusive. No right or remedy herein conferred upon the Indemnitee is intended to be exclusive of any other right or remedy, and every other right or remedy shall be cumulative of and in addition to the rights and remedies given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy of the
Indemnitee hereunder or otherwise shall not be deemed an election of remedies on the part of the Indemnitee and shall not prevent the concurrent assertion or employment of any other right or remedy by the Indemnitee.

         Section 26. Changes in Law. In the event that a change in applicable law after the date of this Agreement, whether by statute, rule or judicial decision, expands or otherwise increases the right or ability of a Delaware corporation to indemnify a member of its board of directors or an officer, the
Indemnitee shall, by this Agreement, enjoy the greater benefits so afforded by such change. In the event that a change in applicable law after the date of this
Agreement, whether by statute, rule or judicial decision, narrows or otherwise reduces the right or ability of a Delaware corporation to indemnify a member of its board or directors or an officer, such change shall have no effect on this
Agreement

                                       13

or any of the Indemnitee's rights hereunder, except and only to the extent required by law.

         Section 27. Interpretation of Agreement. The Company and the Indemnitee
acknowledge and agree that it is their intention that this Agreement be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law.

         Section 28. Severability. If any provision or provisions of this
Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any
Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby;
(b) such provision or provisions will be deemed reformed to the extent necessary to conform to applicable law and to give maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this
Agreement (including, without limitation, each portion of any Section of this
Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision or provisions held invalid, illegal or unenforceable.

         Section 29. Governing Law; Jurisdiction and Venue; Specific
Performance.

                  (a) The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the
State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction)
that would cause the application of the laws of any jurisdiction other than the
State of Delaware.

                  (b) ANY "ACTION OR PROCEEDING" (AS SUCH TERM IS DEFINED BELOW)
ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE FILED IN AND LITIGATED OR
ARBITRATED SOLELY BEFORE THE COURTS LOCATED IN OR ARBITRATORS SITTING IN THE
STATE OF DELAWARE, AND EACH PARTY TO THIS AGREEMENT: (i) GENERALLY AND
UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND
ARBITRATORS AND VENUE THEREIN, AND WAIVES TO THE FULLEST EXTENT PROVIDED BY LAW
ANY DEFENSE OR OBJECTION TO SUCH JURISDICTION AND VENUE BASED UPON THE DOCTRINE
OF "FORUM NON CONVENIENS;" AND (ii) GENERALLY AND UNCONDITIONALLY CONSENTS TO
SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY DELIVERY OF CERTIFIED OR
REGISTERED MAILING OF THE SUMMONS AND COMPLAINT IN ACCORDANCE WITH THE NOTICE
PROVISIONS OF THIS AGREEMENT. FOR PURPOSES OF THIS SECTION, THE TERM "ACTION OR
PROCEEDING" IS DEFINED AS ANY AND ALL CLAIMS, SUITS, ACTIONS, HEARINGS,
ARBITRATIONS OR OTHER SIMILAR PROCEEDINGS, INCLUDING APPEALS AND PETITIONS

                                       14

THEREFROM, WHETHER FORMAL OR INFORMAL, GOVERNMENTAL OR NON-GOVERNMENTAL, OR
CIVIL OR CRIMINIAL. THE FOREGOING CONSENT TO JURISDICTION SHALL NOT CONSTITUTE
GENERAL CONSENT TO SERVICE OF PROCESS IN THE STATE FOR ANY PURPOSE EXCEPT AS
PROVIDED ABOVE, AND SHALL NOT BE DEEMED TO CONFER RIGHTS ON ANY PERSON OTHER
THAN THE PARTIES TO THIS AGREEMENT.

                  (c) The Company acknowledges that the Indemnitee may, as a result of the Company's breach of its covenants and obligations under this
Agreement, sustain immediate and long-term substantial and irreparable injury and damage which cannot be reasonably or adequately compensated by damages at law. Consequently, the Company agrees that the Indemnitee shall be entitled, in the event of the Company's breach or threatened breach of its covenants and obligations hereunder, to obtain equitable relief from a court of competent jurisdiction, including enforcement of each provision of this Agreement by specific performance and/or temporary, preliminary and/or permanent injunctions enforcing any of the Indemnitee's rights, requiring performance by the Company, or enjoining any breach by the Company, all without proof of any actual damages that have been or may be caused to the Indemnitee by such breach or threatened breach and without the posting of bond or other security in connection therewith. The Company waives the claim or defense therein that the Indemnitee has an adequate remedy at law, and the Company shall not allege or otherwise assert the legal position that any such remedy at law exists. The Company agrees and acknowledges that: (i) the terms of this Section 29(c) are fair, reasonable and necessary to protect the legitimate interests of the Indemnitee; (ii) this waiver is a material inducement to the Indemnitee to enter into the transactions contemplated hereby; and (iii) the Indemnitee relied upon this waiver in entering into this Agreement and will continue to rely on this waiver in its future dealings with the Company. The Company represents and warrants that it has reviewed this provision with its legal counsel, and that it has knowingly and voluntarily waived its rights referenced in this Section 29 following consultation with such legal counsel.

         Section 30. Nondisclosure of Payments. Except as expressly required by federal securities laws or regulations, or stock exchange rules applicable to the Company, the Company shall not disclose any payments under this Agreement without the prior written consent of the Indemnitee. Any payments to the
Indemnitee that must be disclosed shall, unless otherwise required by law, be described only in the Company proxy or information statements relating to special and/or annual meetings of the Company's shareholders, and the Company shall afford the Indemnitee a reasonable opportunity to review all such disclosures and, if requested by the Indemnitee, to explain in such statement any mitigating circumstances regarding the events reported.

         Section 31. Notice by the Indemnitee. The Indemnitee agrees to promptly notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any
Proceeding or matter which may be subject to indemnification or advancement of
Expenses covered hereunder.

                                       15

         Section 32. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and received for by the party to whom said notice or other communication shall have been directed, or (b) mailed by U.S.
certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed: (i) If to the Company: TriMas
Corporation, 39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan 48304,
Attention: General Counsel; and (ii) if to any other party hereto, including the
Indemnitee, to the address of such party set forth on the signature page hereof;
or to such other address as may have been furnished by any party to the other(s), in accordance with this Section 32.

         Section 33. Modification and Waiver. No supplement, modification or amendment of this Agreement or any provision hereof shall limit or restrict in any way any right of the Indemnitee under this Agreement with respect to any action taken or omitted by the Indemnitee in his Corporate Status prior to such supplement, modification or amendment. No supplement, modification or amendment of this Agreement or any provision hereof shall be binding unless executed in writing by both of the Company and the Indemnitee. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         Section 34. Headings. The headings of the Sections or paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         Section 35. Gender. Use of the masculine pronoun in this Agreement shall be deemed to include usage of the feminine pronoun where appropriate.

         Section 36. Identical Counterparts. This Agreement may be executed in one or more counterparts (whether by original, photocopy or facsimile signature), each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart executed by the party against whom enforcement is sought must be produced to evidence the existence of this Agreement.

                                       16

         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective as of the date first above written.

                                           TriMas Corporation

                                           By:
                                              ----------------------------------

                                           Printed Name:
                                                        ------------------------

                                           Title:
                                                 -------------------------------

                                           Address:

                                           Indemnitee:

                                           -------------------------------------

                                           Printed Name:
                                                        ------------------------

                                           Address:

                                       17